UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

    Date of Report  (Date of earliest event reported):  July 24, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)	92506 (Zip code)

    Registrant's telephone number, including are code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

        Provident Financial Holdings, Inc. announced on July 24, 2002 that the Corporation's Board of Directors declared a quarterly cash dividend of $0.05 per share on the Corporation's outstanding shares of common stock. Shareholders of record at the close of business on August 7, 2002 will be entitled to receive the cash dividend. The cash dividend will be payable on August 30, 2002.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

        (c)    Exhibits

                 99       Corporation's press release dated July 24, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2002	Provident Financial Holdings, Inc.

/s/ Craig G. Blunden
Craig G. Blunden President and Chief Executive Officer (Principal Executive Officer)

/s/ Donavon P. Ternes
Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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3756 Central Ave. Riverside, CA 92506	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
INITIATES QUARTERLY CASH DIVIDEND

       Riverside, California, July 24, 2002 - Provident Financial Holdings, Inc. (NASDAQ/PROV) announced today that the Corporation's Board of Directors declared a quarterly cash dividend of $0.05 per share on the Corporation's outstanding shares of common stock. Shareholders of record at the close of business on August 7, 2002 will be entitled to receive the cash dividend. The cash dividend will be payable on August 30, 2002.

        “The initiation of a regular quarterly cash dividend recognizes the solid financial position of our company and our positive outlook for the future. It gives us a way to reward our loyal shareholders, many of whom have held our stock since our mutual to stock conversion in 1996, as we continue to build the longer-term value of our company,” said Craig G. Blunden, President and Chief Executive Officer.

Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Corporation operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Corporation’s mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Corporation's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Forward looking statements are effective only as of the

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date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts: Craig G. Blunden Chairman, President & CEO (909) 686 - 6060	Donavon P. Ternes Senior Vice President & CFO (909) 686 - 6060

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